                                                                  EXHIBIT 10.10

STATE OF SOUTH CAROLINA       )
                              )          LEASE AGREEMENT
COUNTY OF SPARTANBURG         )


     THIS LEASE AGREEMENT made on the 14th day of February, 1999 by and between BY-PASS 85 Associates, LLC, a South Carolina Limited Liability Company, hereinafter called ("Lessor"), c/o Johnson Development Associates, P. O. Box 3524, Spartanburg, South Carolina 29304, and HOKE, INC., One Tenakill Park, Cresskill, NJ 07626 hereinafter called ("Lessee").

                              W I T N E S S E T H:

                                   ARTICLE I

                            DESCRIPTION OF PREMISES
                            -----------------------

     Lessor hereby leases to Lessee, and Lessee hires from Lessor, on the terms and conditions hereinafter set forth, all that certain land, together with the Improvements constructed thereon, known as 5.84 acres (the "Premises"), in Spartanburg County, South Carolina, shown on the plat of survey captioned Fairforest Business Center, Building B, attached hereto as Exhibit "A" (the "Land") and Exhibits "B" and "C" (the "Improvements"). The building included in the Improvements (the "Building") consists of 104,160 square feet of usable space, more or less. Premises includes the Land, Improvements and Building.

                                   ARTICLE II

                                  INITIAL TERM
                                  ------------

     The initial term of this Lease shall commence on April 10, 1999, in conjunction with the completion of those improvements outlined in Exhibits "B" and "C", as mutually agreed upon by Lessor and Lessee on Schedule B attached hereto and issuance of Certificate of Occupancy (the "Commencement Date") and shall run ten (10) years plus two (2) months. Lessee may extend the term of this Lease Agreement for one consecutive 10 year term beginning on the first day of the 122nd month following the Commencement Date. Lessee must notify Lessor in writing of its election to extend at least 360 days prior to the expiration of the initial lease term then in effect.

                                  ARTICLE III

                                      RENT
                                      ----

     Lessee shall pay to Lessor, on or before the first day of each and every month in advance, commencing on June 1, 1999 as set forth in Article II, above, at Lessor's office

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or at such other place as Lessor may from time to time designate in writing, the rent amounts stated in attached Schedule "A".

                                   ARTICLE IV

                     BUILDING IMPROVEMENTS AND ALTERATIONS
                     -------------------------------------

     As of the date of execution, Lessor represents and warrants that the Land and Building comply with all laws and that there are no defects in the quality or condition of the Land and Building that have not been disclosed to Lessee in writing. Except as set forth herein, Lessor makes no warranties as to use, habitability or suitability, with regard to the Premises and Improvements. Lessee acknowledges and agrees that it has been given the opportunity to inspect the Premises and is relying on its investigation of the property not upon representation of the Lessor. Lessee shall have the right, during the term of this Lease, and any extensions hereof, to make any non-structural alterations, repairs, improvements, and installations of fixtures, but the same shall be made at Lessee's own cost and expense and provided that Lessee shall comply with all laws with respect to the same and such improvements are first approved by Lessor, which approval shall not be unreasonably withheld or denied.

                                   ARTICLE V

                                USE OF PREMISES
                                ---------------

     The Premises shall be used for office, warehouse, and manufacturing. Lessee at all times shall fully and promptly comply with all laws, ordinances, and regulations of every lawful authority having jurisdiction of said Premises, as such shall relate to the cleanliness of said Premises and the character and manner of operation of the business conducted in or at said Premises. Lessor warrants that the Premises may lawfully be used for the purposes described in this Article V.

                                   ARTICLE VI

                 TAXES, ASSESSMENTS, UTILITIES AND MAINTENANCE
                 ---------------------------------------------

     a) Lessee shall pay real estate property taxes which may be levied or assessed by any lawful authority against the Land and Improvements directly to the levying authority. Lessee shall have the right in its own name or the name of the Lessor to contest or review by legal proceedings or otherwise any such taxes levied and Lessee shall be entitled to any refund.

     b) Lessee shall pay all operating license fees for the conduct of its business, and ad valorem taxes levied upon its trade fixtures, inventory and stock of merchandise.

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     c)   Lessee covenants and agrees to pay for all water, gas, power, electric current, garbage collection and removal, and sewer charges, and all other utilities and utility charges served to the Building during the term of this Lease and all extensions hereof. Lessor at its expense has installed all water, gas, electric current and other meters needed to measure such utility usage at the Building. During the term of this Lease or any extension thereof, Lessor and Lessee shall, at each other's request, grant to any utility company so requiring it such easements and rights-of-way as may be so required across the Land for the benefit of the Premises, so long as no such easement or right-of-way will interfere with Lessee's use of the Premises.

     d) Lessee at its expense shall maintain site landscaping in a neat, orderly condition similar to buildings and sites in its immediate vicinity lying within Fairforest Business Park. Should Lessee not maintain in such condition, Lessor may re-enter Premises and enter into such landscape maintenance contracts as it deems appropriate, the cost of which maintenance contracts shall be borne by Lessee as additional rent.

                                  ARTICLE VII

                             MAINTENANCE AND REPAIR
                             ----------------------

     a) The Lessor agrees to maintain at its expense the structural components of the Building to include the roof, floor, exterior walls (exclusive of glass, plate glass doors and door mountings) and foundations, and all plumbing collection lines (but not plumbing fixtures), driveways, parking areas, ramps, fences, and other improvements to the Premises located outside the Building, unless such maintenance is the result of abuse, neglect or damage caused by Lessee, or its agents. Lessor may enter the Premises at reasonable business hours of Lessee to inspect the Premises, make repairs required of Lessor under the terms of this Lease or to make repairs to Lessor's adjoining property, if any, but the same shall be made in such a manner as to not disturb Lessee in operation of its business.

     Lessee will use its best efforts to at once report to Lessor any defective condition known to Lessee which the Lessor is required to repair. Lessor agrees to repair any defects diligently and promptly, and, if Lessor shall fail to do so, even after notice by Lessee and a reasonable time to perform, Lessee may make such repair and deduct the cost thereof from the next installment of rent payable hereunder.

     b) Lessee agrees to keep and maintain the Building and the grounds on the Premises at its expense in a good state of condition and repair except for those items referred to in subparagraph (a) above. Lessee also agrees to keep all building fixtures pertaining to the heating, air conditioning, ventilating, electrical and plumbing systems in good order and repair at its expense. Lessor will insure that all systems are in good working order at the commencement of Lessee's occupancy. Lessor, upon completion of improvements, will assign all warranties on the Building and its components to Lessee. Where warranties are not assignable, Lessee shall assist Lessor in their enforcement

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should a warranty not be complied with or is violated by the warrantor. Lessor, at its expense, will promptly repair any system or component of the Building not covered by any other warranty that fails or proves itself to be defective and such failure or defect is not the fault of the Lessee within one year after the Commencement Date.

     Except as provided in Article VII (a) above, Lessee also agrees to keep the Building interior in proper condition and good appearance normal wear and tear excepted.

     Lessee agrees to return the Premises at the end of the Lease term and all extensions in at least as good condition as Premises were when first leased, normal wear and tear, damage by fire or other unavoidable casualty, taking by eminent domain, damage caused by the acts of omissions of the Lessor excepted.

                                  ARTICLE VIII

                         LESSEE'S OBLIGATION TO INSURE
                         -----------------------------

     Lessee, at its sole cost and expense, and for the mutual benefit of Lessor (and any loss payee with a valid legal or equitable interest in the Premises designated by Lessor) and Lessee, shall carry and maintain the following types of insurance in the amounts specified; a copy of the policies or certificates evidencing such coverage shall be provided to the Lessor prior to occupancy by
Lessee:

     a) Fire and extended coverage insurance covering the leased Premises against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by "extended coverage," so called, for the full insurable value of the leased Premises and Improvements.

     b) Comprehensive public liability insurance, including property damage, insuring Lessor and Lessee against liability for injury to persons or property occurring in or about the leased Premises or arising out of the ownership, maintenance, use or occupancy thereof. Such coverage shall be for any amount of not less than $1,000,000 for each occurrence.

     c) All policies of insurance (except liability insurance) shall provide by endorsement that any loss shall be payable to Lessor or Lessee as its respective interest may appear and at Lessor's request list other additional insured as may be required. Lessee shall have the privilege of procuring and obtaining all of such insurance through its own sources; however, the insurer shall be reasonably acceptable to Lessor and shall be rated "A" by Best.

     d) The Lessor and the Lessee and all parties claiming under them, by way of subrogation or otherwise, hereby mutually release and discharge each other from all claims and liabilities arising from or caused by any hazard covered by insurance on the Premises or covered by insurance in connection with property on or activities conducted on the

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Premises, regardless of the cause or the damage or loss, provided, however, that the releases contained herein shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's insurance policy shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policy or prejudice the right of the releasor to recover thereunder.

     e) Except as otherwise provided within this Lease, Lessor shall not be liable for any loss or damage occasioned by failure to keep said Premises free from refuse, obnoxious odors,, vermin, or other foreign matter; defective wiring, plumbing, gas, steam, sewer, water or other pipes or fixtures; any defect or malfunction, bursting leaking, running, or clogging of any heating or air conditioning equipment, cistern, tank, boiler, washstand, closet or waste pipe; water, snow, ice or other foreign matter being upon or coming through the roof, skylights, trap doors, windows, or otherwise; failure to comply with Lease covenants by other tenants of Lessor; acts or negligence of guests, invitees and employees of Lessee or other occupants of said Premises; acts of negligence of any owners or occupants of adjacent or contiguous property or their employees; theft, acts of God, acts of negligence of any persons not in the employ of or acting for Lessor.

     f) Lessee shall save and keep Lessor harmless and indemnified from all loss and damage to any person or property while on the Premises except as to negligent acts or omissions by Lessor, its agents and/or employees or otherwise provided for within this Lease.

                                   ARTICLE IX

                            DESTRUCTION OF BUILDING
                            -----------------------

     a) In the event of any damage to the Building or any part thereof, which damage does not render the Building, in Lessee's reasonable judgment wholly unfit for its intended use or occupancy by Lessee, and which damage is covered and insured against by the extended coverage fire insurance agreed to be maintained by Lessee during the term or until the sooner termination hereof, this Lease shall remain in full force and effect, and Lessee shall be entitled to abatement of a fair and just portion of the rent and taxes according to the usable space from the time of such damage until said Premises are completely reinstated or restored. If in Lessee's reasonable judgement the Building is rendered wholly unfit for its intended use or occupancy by Lessee and a contractor mutually acceptable to both Lessor and Lessee determines that the Building cannot be completely restored within 180 days of the fire or casualty, then either party hereto may terminate this Lease effective as of the date of fire or casualty. It is understood, however, between parties that, at Lessee's option, the term of this Lease shall be extended for a period of time equal to the amount of time, if any, Lessee is required to close its business at the Premises as the result of the casualty or casualties provided for under the terms of this Article and the rent and taxes for such period of time shall abate. If the fire and extended coverage proceeds are inadequate to finance completely the restoration of the Premises, or the damage is not covered by fair and extended coverage insurance, Lessor may elect to pay

                                       5
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the difference in the cost of restoring the Premises above the insurance proceeds. Should Lessor fail to exercise this election, and the fire and extended coverage proceeds remain inadequate to finance completely the restoration of the Premises or the damage is not covered by the fire and extended coverage, Lessee may, at its option, terminate the Lease or Lessee may pay for the difference in the cost of restoring the Premises above the insurance proceeds. If Lessee elects to pay such difference, the rent and taxes shall abate until restoration is completed. Lessor is obligated to restore the Premises if Lessee elects to pay said difference above the insurance proceeds.

     b) If Lessee does not terminate the Lease, then Lessor shall, with reasonable diligence after the occurrence of the event causing damage, cause said Building to be repaired and restored in the same general condition to which it existed at the time of the occurrence of said event, but in any event, Lessor shall have the period of not more than 180 days in which to complete said restoration from the date of the fire or other casualty. Lessor will within 15 days give written notice to Lessee that Lessor intends to complete within 180 days of the occurrence. Lessor shall receive all of the proceeds from the insurance award paid on said damage upon completion of the restoration, but the excess over the cost to restore the Premises shall be paid to Lessee.

                                   ARTICLE X

                                  CONDEMNATION
                                  ------------

     If the whole of the Premises, or such portion thereof as will make the Premises unusable, in Lessee's reasonable judgment, for the purpose herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events, the Lease shall expire and the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rent shall cease and rent shall be accounted for as between Lessor and Lessee as of that date. Such termination, however shall be without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither Lessee nor Lessor shall have any rights in any award made to the other by any condemnation authority.

                                   ARTICLE XI

                      MORTGAGE FINANCING AND SUBORDINATION
                      ------------------------------------

     a) This Lease and all of Lessee's rights hereunder are and shall be subordinate to any mortgages which Lessor may place upon the Premises, provided mortgagee(s) and Lessee shall enter into a Nondisturbance and Attornment Agreement. Lessee shall execute and deliver upon demand, any further instruments subordinating this Lease to the lien of any such mortgage or mortgages. All subordinations provided for herein shall be upon the express condition that this Lease shall be recognized by the mortgagees and that the rights of Lessee shall remain in full force and effect during the term of this Lease and

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any extensions thereof, notwithstanding any default by the mortgagors with respect to the mortgages or any foreclosure thereof, so long as Lessee shall perform all of the covenants and conditions of the Lease, and all subsequent subordination instruments shall contain express provisions to this effect. Lessee agrees to execute all agreements reasonably required by Lessor's mortgagee or any purchasers at a foreclosure sale or deed in lieu of foreclosure, for purpose of subordination provided such mortgagee or purchaser executes a Nondisturbance Agreement with Lessee and the rights of Lessee shall remain in full force and effect during this Lease and any extension thereof. Under no circumstances will Lessee be held liable for the mortgage debt.

     b) Lessee shall use its best efforts to give prompt written notice to each mortgagee of record of any default of Lessor hereunder, and Lessee shall allow such mortgagee a reasonable length of time (in any event, not more than 60 days from the date of such notice) in which to cure any such default. Any such notice shall be sent to the Mortgage Loan Department of any such mortgagee at its home office address. Lessee shall not be required to give notice under this paragraph unless the mortgagee requests in writing from Lessee that such notice is required. Responsibility for furnishing the address of the mortgage holder shall rest upon such mortgage holder.

                                  ARTICLE XII

                            COVENANTS AGAINST LIENS
                            -----------------------

     Lessee expressly covenants and agrees that it will, during the term hereof, promptly remove or release, by the posting of a bond or otherwise, as required or permitted by law, any lien attached to or upon said Premises or any portion thereof by reason of any act or omission on the part of Lessee, and hereby expressly agrees to save and hold harmless Lessor from or against any such lien or claim of lien. In the event any such lien does attach, or any claim of lien is made against said Premises, which may be occasioned by any act or omission upon the part of Lessee, and shall not be thus released within 30 days after notice thereof, Lessor, in its sole discretion (but nothing herein contained shall be construed as requiring it so to do), may pay and discharge the said lien and relieve the said Premises from any such lien, and Lessee agrees to pay and reimburse Lessor upon demand for or on account of any expense which may be incurred by Lessor in discharging such lien or claim, which sum shall include interest five (5) percentage points over the NationsBank Prime Interest Rate, not to exceed the maximum interest rate then in effect in the state being the situs of the Premises, from the date such lien is paid by Lessor until the date Lessor is reimbursed by Lessee; provided, however, that if Lessee has reasonable cause to contest the validity or correctness of any such lien, it may do so and in such event no breach of this Lease shall result.

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                                  ARTICLE XIII

                              REMEDIES ON DEFAULT
                              -------------------

     a) It is mutually agreed that if any payment of any rent agreed upon hereunder is not paid by Lessee when due and remains unpaid for more than 15 days past the due date, then Lessee shall have the right to cure the default in payment within 7 days after notice from Lessor to Lessee of the occurrence of the default, provided, that if such default is cured within the 7 days after notice, Lessee shall pay to Lessor as additional rent a late charge of five (5%) percent of the rent then owing; or if Lessee shall be in default in performing any of the terms or provisions of this Lease other than the provision requiring the payment of rent and such default is not cured (or if Lessee has not commenced action to cure where a cure cannot practicably be completed in a timely manner) within thirty (30) days after notice by Lessor; or if Lessee is adjudicated bankrupt; or if a permanent receiver is appointed for Lessee's property and such receiver is not removed within 45 days after written notice from Lessor to Lessee to obtain such removal; or if, whether voluntarily or involuntarily, Lessee takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Lessee makes an assignment for benefit of creditors, or if Lessee's effects should be levied upon or attached under process against Lessee, not satisfied or dissolved within 45 days after written notice from Lessor or Lessee to obtain satisfaction thereof, then and in any of said events, if such condition is not corrected or eliminated within seven (7) days after notice from Lessor to Lessee of the existence of the condition, Lessee shall be in default hereunder.

     b) In the event of any breach of this Lease by Lessee which is not properly cured, Lessor shall be immediately entitled to collect the sum of all rent reserved in this Lease Agreement for the balance of the Lease Term but only if the alleged breach is not disputed in good faith by Lessee, less the reasonable rentable value of the Premises for the remainder of the Term, such sum to be discounted to present value using the NationsBank Prime Interest Rate, and Lessor may, at its option, cancel and terminate this Lease or take such other legal action for the enforcement of the terms hereof as it may be advised; and it shall be lawful for Lessor or its agents to reenter and forthwith repossess all and singular the Premises without hindrance or prejudice to its right to distrain for all rent due or to become due under this Lease. The election of Lessor to lease or sublease the Premises to another Lessee shall not affect Lessor's right to charge Lessee with all rent due to become due hereunder; provided, however, that any rental received from such other tenants shall be credited upon the entire amount of rental due, plus costs and expenses, from Lessee under the terms of this Lease, but in no event shall any amount of rent received in excess of the amount due be credited to Lessee. Lessor shall not be required to exercise any other right granted to Lessor hereunder. Lessor shall have, in addition to any other remedies which it may have, the right to invoke any remedy allowed by law or in equity to enforce Lessor's rights as if reentry and other remedies were not herein provided for. In any event, Lessor shall be entitled to recover from Lessee, in addition to any rent provided for herein, any other amount necessary to compensate Lessor for all the detriment

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proximately caused by Lessee's failure to perform its obligations under this
Lease, including but not limited to reasonable leasing fees and upfit charges.

     c) If Landlord shall be in default in the performance of any of its obligations hereunder, Tenant, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect (but shall not be obligated) to cure such default on behalf of Landlord after written notice (except in the case of emergency) to Landlord. Landlord shall reimburse Tenant upon demand for any sums paid or costs incurred by Tenant in curing such default, including interest thereon from the respective dates of Tenant's making the payments and incurring such costs, at NationsBank's then published prime interest rate. Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within ten (10) days or such additional time as is reasonably required to correct any such default after written notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation.

                                  ARTICLE XIV

                            ENTRY FOR CARDING, ETC.
                            -----------------------

     Lessor may card Premises "For Sale" and "For Rent" One Hundred Twenty (120) days before the expiration of this Lease or any extension hereof, unless Lessee has already notified Lessor of its intention to extend this Lease. Lessor may enter the Premises at reasonable business hours of Lessee to exhibit same to prospective purchasers or tenants.

                                   ARTICLE XV

                               PERSONAL PROPERTY
                               -----------------

     It is contemplated that Lessee shall make certain leasehold improvements to the Premises as well as install certain trade fixtures and other personal property. Lessor and Lessee agree that all such leasehold improvements installed by Lessee shall, upon the termination of the Lease, remain on the Premises and become the property of Lessor unless Lessee removes at its own expense and repairs any damage to the Premises caused by such removal. Personal property and trade fixtures shall remain the property of Lessee. Lessee shall repair and clean up any damage to the Premises caused by the removal of such personal property and trade fixtures at any time. Lessor and its mortgagee and/or mortgagees shall execute and deliver to Lessee upon request documents which waive any lien of Lessor and Mortgagee, if any, as to furniture, fixtures, trade fixtures, equipment and inventory leased or financed by Lessee which waiver shall be effective only during the term of such encumbrance by Lessee.

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                                  ARTICLE XVI

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     Lessee shall not, without the prior written consent of Lessor endorsed hereon, which will not be unreasonably withheld, assign or sublet this Lease or any interest hereunder. Consent to any assignment shall not destroy this provision, and all later assignments shall be made likewise only on the prior written consent of Lessor. Assignee of Lessee at option of Lessor shall become directly liable to Lessor for all obligations of Lessee hereunder. Any assignment by Lessee shall not relieve Lessee of any liability hereunder.

                                  ARTICLE XVII

                               NOTICE OF DEMANDS
                               -----------------

     a) Any notices or demands required or permitted by law, or any provision of this Lease, shall be in writing, and if the same is to be served upon Lessor, may be personally delivered to Lessor, or may be deposited in the United States mail, registered or certified, with return receipt requested, postage prepaid, and addressed to Lessor c/o Johnson Development Associates, P. O. Box 3524, Spartanburg, SC 29304, or at such other address as Lessor may designate in writing. If at any time, or from time to time, there shall be more than one Lessor, one shall be designated in writing to receive all notices and rent payments and service upon or payment to that one shall constitute service upon or payment to all.

     b) Any such notice or demand to be served upon Lessee shall be in writing and shall be served either personally or be deposited in the United States mail, registered or certified, with return receipt requested, postage prepaid, and addressed to Lessee:

               Hoke, Inc.
               P. O. Box 4886
               Spartanburg, SC 29303

                                 ARTICLE XVIII

                                QUIET ENJOYMENT
                                ---------------

     Lessor covenants, warrants and represents that upon commencement of lease term, the Premises will be free and clear of all liens and encumbrances superior to the leasehold hereby created, except any bona fide mortgage or deed
                                                     ---- ----
of trust given to secure a loan as provided for in Article XI above; that Lessor has full right and power to execute and perform this Lease and to grant the estate herein; and that Lessee on payment of the rent herein reserved and performance of the covenants and agreements hereof shall peaceably and quietly have, hold and enjoy the Premises and all rights, easements, appurtenances, and

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privileges belonging or in any wise appertaining thereto, during the initial term of this Lease and any extensions thereof.

                                  ARTICLE XIX

                                  HOLDING OVER
                                  ------------

     If Lessee shall remain in possession of the Premises or any part thereof after the expiration of the term of this Lease or any extension hereof with Lessor's acquiescence and without any agreement of the parties, then Lessee shall be only a tenant at will, and there shall be no renewal of this Lease or exercise of any option by operation of law. Such tenancy shall be at a rate of 50% higher than the lease rate in effect at the time of the expiration of the Lease Term.

                                   ARTICLE XX

                         REMEDIES CUMULATIVE NONWAIVER
                         -----------------------------

     No remedy herein or otherwise conferred upon or reserved to Lessor or Lessee shall be considered exclusive of any other remedy, but the same shall be distinct, separate and cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute; and every power and remedy given by this Lease to Lessor or Lessee may be exercised from time to time as often as occasion may arise, or as may be deemed expedient. No delay or omission of Lessor or Lessee to exercise any right or power arising from any default on the part of the other shall impair any such right or power, or shall be construed to be a waiver of any such default, or an acquiescence therein.

                                  ARTICLE XXI

                                 FORCE MAJEURE
                                 -------------

     In the event either Lessor or Lessee shall be delayed, hindered, or prevented from the performance of any act required hereunder, by reason of governmental restrictions, scarcity of labor or materials, strikes, or any other reasons beyond its control, the performance of such act shall be excused for the period of delay and the period for the performance of such act shall be extended for the period necessary to complete performance after the end of the period of such delay.

                                  ARTICLE XXII

                               PARTIAL INVALIDITY
                               ------------------

     If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this

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Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                 ARTICLE XXIII

                         NATURE AND EXTENT OF AGREEMENT
                         ------------------------------

     This Lease creates only the relationship of Lessor and Lessee between the parties hereto as to the Premises alone; and nothing herein shall in any way be construed to impose on either party hereto any obligations or restrictions not herein expressly set forth. For example, nothing herein shall in any way restrict or obligate business on the Premises; and nothing herein shall in any way restrict Lessee in the operation of its business in locations other than the Premises.

                                  ARTICLE XXIV

                                RUBBISH REMOVAL
                                ---------------

     Lessee shall keep the Premises clean, both inside and outside, at its own expense, and will remove the ashes, garbage, excelsior, straw and other refuse from said Premises. Lessee shall not burn any materials unless part of Lessee's permitted manufacturing process or rubbish of any description upon said Premises. Lessee also agrees to keep the parking area on the Premises free from rubbish, dirt, ashes, garbage, excelsior, straw and other refuse. Lessee agrees to keep all accumulated rubbish in covered containers in sites approved by Lessor and to have same removed regularly. In the event Lessee fails to keep the Premises and other portions heretofore described in the property condition, Lessor may cause the same to be done for Lessee, and Lessee hereby agrees to pay the expense thereof on demand, as additional rent.

                                  ARTICLE XXV

                              GOVERNMENTAL ORDERS
                              -------------------

     Lessee agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's occupancy of said Premises. Lessor agrees to comply promptly with any such requirements if not made necessary by reason of Lessee's occupancy.

                                  ARTICLE XXVI

                                ATTORNEY'S FEES
                                ---------------

     If Lessor shall be made a party to any litigation commenced by a third party for which Lessee has agreed to indemnify Lessor for herein, Lessee shall pay all costs, expenses and attorney's fees incurred by Lessor in connection with such litigation, except in the event that such litigation shall determine that Lessor has been negligent or committed a breach of this Lease and shall adjudicate that Lessor is liable therefore.

                                 ARTICLE XXVII

                                 SALE BY LESSOR
                                 --------------

     In the event of a sale or conveyance by Lessor of the Premises, and upon the receipt by Lessee of a copy of a written agreement providing that the Purchaser has assumed all of Lessor's obligations hereunder, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Lessee, except for Lessor's obligations in Article XXIX and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale, and Lessee agrees to attorn to the purchaser or assignee.

                                 ARTICLE XXVIII

                             ESTOPPEL CERTIFICATES
                             ---------------------

     Lessee shall at any time and from time to time, upon not less than 30 days prior request by Lessor, execute, acknowledge, and deliver to Lessor a statement in writing, and in recordable form, certifying the date of commencement of this Lease, that this Lease is unmodified and in full force and effect (or if there has been modification, that same is in full force and effect as modified and stating the date of the modification) and further stating the dates to which the rent and other charges have been paid and setting forth such other matters as may reasonably be requested by Lessor.

                                  ARTICLE XXIX

                   COMPLIANCE WITH ENVIRONMENTAL REGULATIONS
                   -----------------------------------------

     a) Lessee shall not cause or permit any hazardous wastes, hazardous substances, toxic substances, or related materials (collective "Hazardous Materials") to be used, generated, stored or disposed of on, under or about, or transported to or from the Premises (collectively "Hazardous Materials Activities") except in compliance with all applicable federal, state and local laws, regulations and orders governing such Hazardous Materials or Hazardous Materials Activities, which compliance shall be at Lessee's sole expense. Additionally, Lessee shall not cause or permit any Hazardous Materials to be disposed of on, under or about the Premises without the express prior written consent of Lessor, which may be withheld for any reason and may be revoked at any time.

     b) At the expiration of the lease, including any extensions, Lessee shall remove from the Premises, at Lessee's sole expense, all Hazardous Materials located, stored or disposed of on, under or about the Premises which were first brought to or used, stored or disposed of on the Premises by Lessee or by Lessee's employees, agents, contractors, licenses or invitees. Lessee shall close, remove or otherwise render safe any Buildings, tanks, containers, or other facilities related to the Hazardous Materials Activities conducted or permitted on the Premises in the manner required by all applicable laws, regulations, ordinances or orders. Lessee shall be solely responsible for the transportation, handling, use or reuse and disposal of such Hazardous Materials after their removal from the Premises.

     c) Lessor shall not be liable to Lessee or to any other party for any Hazardous Materials Activities conducted or permitted on, under or about the Premises by Lessee or by Lessee's employees, agents, contractors, licenses or invitees. Lessee shall indemnify, defend and hold Lessor harmless from any claims, damages, fines, penalties, losses, judgment costs and liabilities arising out of or related to any Hazardous Materials Activities conducted or permitted on, under or about the Premises by Lessee or by Lessee's employees, agents, contractors, licensees or invitees, regardless of whether Lessor shall have consented to, approved of, participated in or had notice. This paragraph shall survive the expiration or termination of this Lease.

     d) Lessee shall be responsible for all reporting or notification obligations of an owner, operator or person in control of petroleum products or Hazardous Materials located on, under or about the Premises during the term of this Lease or any extension hereof, under any applicable federal, state or local law, regulation, ordinance or order.

     e) Lessor represents and warrants to Lessee that to the best of its knowledge after reasonable inquiry (i) prior to the date of this Lease no Release of any Hazardous Substance or petroleum (including crude oil or any fraction thereof) into, on or from the Premises has occurred nor does there exist on, under or about the Premises any Hazardous Materials; (ii) there are no underground storage tanks on the Premises; (iii) no asbestos containing materials are installed in, used on or incorporated into the Premises; (iv) no PCB's or PCB-containing materials are contained in any equipment, transformers or other items at the Premises; and (v) Lessor and the Premises are in compliance with all applicable Environmental Laws. As used in this Section, "Release" and "Hazardous Substance" shall have the meanings given them in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)9601 et seq. "Environmental Laws" means any local, state or federal
               -------
law, rule, regulation or ordinance pertaining to environmental regulation, contamination or clean-up.

     f) Lessor shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessee from and against any and all claims, orders, demands, causes of action, proceedings, judgements, or suits and all liabilities, losses, reasonable costs or expenses (including, without limitation, technical consultant fees, court costs, fines expenses paid to third parties and legal fees) and damages arising out of or as a result of (i) the existence of any Hazardous Materials, Hazardous Substance or petroleum (including crude oil or any fraction thereof, "Petroleum") at, on or in the Premises at the date of execution of this Lease Agreement or released by the Lessor or anyone acting under Lessor's authority after execution of this Lease not caused by Lessee or any officer, employee, invitee, agent or contractor of Lessee or any other party who used, occupied or entered the Premises with Lessee's consent, express or implied, or (ii) the migration to or from neighboring properties of any Hazardous Substance or Petroleum not caused by Lessee or any officer, employee, invitee, agent or contractor of Lessee or any other party who used, occupied or entered the Premises with Lessee's consent, express or implied, or (iii) any inaccuracy or breach of Lessor's representations and warranties in subsection e) of Article XXIX. This paragraph shall survive the expiration or termination of this Lease.

                                  ARTICLE XXX

                                    CAPTIONS
                                    --------

     The captions or headings of paragraphs in this Lease are inserted for convenience only, and shall not be considered in construing the provisions hereof if any questions of intent should arise.

                                  ARTICLE XXXI

                                 MISCELLANEOUS
                                 -------------

     a)   Compliance with Restrictive Covenants.  Lessee acknowledges that
          -------------------------------------
Restrictive Covenants encumber or will encumber the property. Lessee in its occupancy of the Premises agrees to comply with the same. A copy of the Restrictive Covenants is attached hereto as Exhibit "D".

     b)   Prior Agreements.  This Agreement contains the entire agreement of the
          ----------------
parties with respect to the matters set forth herein. All prior Purchase Contracts between the parties hereto (either with respect to the Premises or any other property) are hereby deemed void and of no further force or effect.

     c)   Right to Sublet.  Lessee shall have the right to sublet a portion of
          ----------------
the space to related entities. Such subletting will subject the sublessee to all the rights, duties and obligations under this Lease Agreement but shall in no way reduce, alter or amend any liability imposed against the Lessee under this Lease Agreement.

     THE ENCLOSED LEASE AND THE VARIOUS EXHIBITS AND SCHEDULES ATTACHED TO IT SHOULD NOT BE CONSTRUED AS AN OFFER TO LEASE THE PREMISES REFERRED TO IN THE DOCUMENT OR ON THE SITE PLAN. WE ARE SENDING THE DOCUMENT TO YOU AT THIS TIME FOR NEGOTIATION PURPOSES. NO DOCUMENT, EXHIBIT, OR PLAN ARE BINDING UNTIL DATED, SIGNED BY BOTH YOU AND US AND THE APPROPRIATE WITNESSES, IF ANY. ALL CHANGES MUST ALSO BE INITIALED BY BOTH YOU AND US, AND EACH PAGE AND ALL EXHIBITS MUST BE INITIALED.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the day and year first above written.

WITNESSES:                         LESSOR: BY-PASS 85 Associates, LLC, a
                                   South Carolina, Limited Liability Company

______________________________     By:____________________________(SEAL)

______________________________     Its: __________________________


                                   LESSEE:  HOKE, INC.

______________________________     By:____________________________(SEAL)

______________________________     Its: __________________________

STATE OF SOUTH CAROLINA      )                PROBATE
COUNTY OF SPARTANBURG        )

     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named BY-PASS 85 Associates, LLC, a South Carolina Limited Liability Company, by A. Foster Chapman, its President sign, seal and deliver the within Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.

                                        __________________________



SWORN to before me this ____
day of ____________, 1999.
Notary Public for South Carolina
My Commission Expires:______



STATE OF SOUTH CAROLINA  )                    PROBATE
COUNTY OF SPARTANBURG    )

     PERSONALLY appeared before me the first witness, whose name is subscribed above, who on oath states that (s)he saw the within named HOKE, INC., by _______________________________, its _____________________ sign, seal and deliver the within Lease Agreement, and that (s)he with the second witness, whose name is subscribed above, witnessed the execution thereof.

                                        __________________________



SWORN to before me this ____
day of ____________, 1999.

__________________________(SEAL)
Notary Public for ______________
My Commission Expires: _________

                               GUARANTY OF LEASE


     In consideration of the execution of the foregoing Lease between BY-PASS 85 Associates, LLC, a South Carolina Limited Liability Company, as Landlord, and WATTS INDUSTRIES D/B/A HOKE, INC., as Tenant, the undersigned, their heirs/successors and assigns, hereby covenant and agree to and with the Landlord, and the said Landlord's legal representatives, successors and assigns, that if default at any time be made by the said Tenant in the payment of the rent or the performance of the covenants contained in the within lease on the Tenant's part to be paid or performed, the undersigned will well and truly pay the said rent or any arrears thereof that may remain due unto the said Landlord, and also all damages that may arise in consequence of the non-performance of said covenants, or any of them without requiring notice of any such default from the Landlord.

     The duties of the undersigned under this Guaranty Agreement arise irrespective of and without regard to lessee's solvency or ability to perform and both the undersigned and the Tenant may be sued severally or jointly for any default or failure by Tenant, its successor or assigns, in the performance of any and all terms and obligations of said Lease. The undersigned represents that Tenant is its wholly owned subsidiary and that the undersigned will receive or have received a direct or indirect material benefit from the Lease transaction arising out of Tenant's rights and obligations thereunder. The undersigned further represents that execution and delivery of this Guaranty of Lease has been duly considered and approved by the appropriate corporate governing group as required by its Articles and By-Laws, and the officer(s) who execute and deliver the same have been duly authorized and empowered to do so to bind the undersigned.

     This Guaranty Agreement does not limit the freedom of the Landlord and Tenant, their respective heirs, successors and assigns, to amend or modify the said Lease, and the validity of any such amendment or modification of the said lease is in no way dependent on approval or concurrence by the undersigned, its heirs or assigns. Neither the consent nor approval of the undersigned shall be required in respect to any such amendment or modification, and the under signed shall be bound hereunder as to the obligations and undertakings of the Tenant under said lease as thus amended or modified.

     With respect to any assignment of the foregoing lease to which the Landlord gives consent, Landlord agrees to release the undersigned from their obligations under this Guaranty; provided the Landlord is provided with substitute
                     --------
individual personal guarantors or corporate guarantors satisfactory to Landlord who provide to Landlord then current audited financial statements showing an aggregate net worth equal to or greater than the net worth of the undersigned either according to the financial statements provided Landlord herewith, or as of the time of the proposed assignment and consent to release from guaranty, whichever is greater. The minimum net worth required in this subparagraph will not be considered achieved if provided by more than two parties who are offering their guarantees under such an assignment in order to meet the conditions hereof. This in no way shall limit the total number of guarantors which may be proposed upon any such assignment. Such proposed new guarantors shall execute all documents deemed necessary by Landlord so as to assure that in the event of default, Landlord shall have personal jurisdiction over said guarantors and venue in the state courts of general jurisdiction in the County of Spartanburg, State of South Carolina.

     Notices.  All notices and other communications hereunder may be in writing
     --------
and shall be delivered personally or may be sent by registered mail, certified mail, or express mail service, postage prepaid and return receipt requested, or by nationally utilized overnight delivery service, addressed to the undersigned at the address stated below its signature or such address as the undersigned may provide to the Landlord in writing from time to time.

     This Guaranty shall be construed in accordance with the laws of the State of South Carolina. In the event legal proceedings should hereafter be instituted by one of the parties hereto against the other pertaining to this Guaranty or the rights and obligations of the parties hereunder, it is agreed and stipulated that the jurisdiction and venue for any and all such lawsuits lie exclusively in the County of Spartanburg in the State of South Carolina.

     DATED this _____ day of _________________, 19___.



WITNESSES:

____________________________        By:  ___________________________
                                    Its: ___________________________
____________________________
                                    Attest: ________________________
                                    Its: ___________________________



                                   ADDRESS:

                                  SCHEDULE "A"


     YEARS        RATE/SF       ANNUAL RENT
     -----        -------       -----------

      1-3          $5.12        $533,299.00
      4-7          $5.44        $566,630.00
      8-10         $5.78        $602,044.00


OPTION TO RENEW:

Lessee shall have the right to extend its lease commitment for an additional ten-year term at the following rates, all other lease terms and conditions will remain constant.


     11-13         $6.14        $639,542.00
     14-17         $6.54        $681,206.00
     18-20         $6.95        $723,912.00

                                   SCHEDULE B


Beyond those improvements outlined in Exhibit "B", the following will also be provided by and paid for by Lessor for the benefit of Lessee:

(1) 10,000 square feet of finished office area including an employee canteen/break area
(2)  4000 amp electrical service and switchgear
(3)  250 tons of plant air conditioning
(4)  Painted and sealed plant floor utilizing epoxy paint
(5)  Parking for 300 employees
(6)  4 plant restrooms
(7)  $35,000 allowance for plant task lighting.

                                  EXHIBIT "A"

                             [GRAPH APPEARS HERE]

                             [GRAPH APPEARS HERE]

                                  EXHIBIT "B"

                             [GRAPH APPEARS HERE]

SPARTANBURG INDUSTRIAL PARK

                             [GRAPH APPEARS HERE]

SPARTANBURG INDUSTRIAL PARK

                                  EXHIBIT "C"

                           HOKE MANUFACTURING UPFIT
                           ------------------------

GENERAL
-------

This upfit is a design build, whereas all mention of Architect and Consultants associated with design of this upfit are contracted to the General Contractor. The specifications below are based on the conceptual outline drawing issued by Mackie Johnson undated (reviewed at 12/7/98 meeting with Johnson Development).

1.   5,000 SF First Floor; 5,000 SF Second Floor.

2. Second floor to be + 14'0" A.F.F. constructed with structural steel and a poured concrete slab.

3. Metal stud and drywall partitions to above finished ceiling - extend to structure above at perimeter as needed (all walls to have sound batts), (i.e. 2nd floor perimeter wall to above finished ceiling only).

4.   2 x 4 lay-in ceilings throughout with 2 x 2 in conference room.

5.   Carpet with rubber base for all areas.  Carpet base in conference room.

6.   Ceramic tile with base in restrooms.

7. All walls to receive paint. Conference room has 1.00/SF wall cover allowance.

8.   All doors and frames to be painted.

9.   Fire protection to code.

10. Plumbing fixtures to code (50 employees). Including (7) water closets, (2) urinals, (5) lavatories, (5) floor drains, (1) 20 gallon hot water heater,
     (2) drinking fountains, (2) break room sinks, and (1) service sink.

11. Typical office HVAC, multi-zone, standard controls. Includes approximately 40 tons of roof top unit air conditioning.

12.  Standard office lighting and receptacles.

MANUFACTURING
-------------

1. Plant restrooms for 200 employees. Including (6) water closets, (2) urinals, (4) lavatories, (4) floor drains, (2) 6 gallon water heaters, (2) service sinks, (2) drinking fountains, and combination eye wash/shower stations.

2.   250 tons of roof top unit air conditioning with gas heat.

3.   4,000 amp electrical service and panel.

CLARIFICATIONS TO SPECIFICATIONS
--------------------------------

1.   Contract does not include:

     a. Any warehouse painting, (i.e. overhead roof structure, walls or floor, perimeter wall of office area.

     b.   Caulking of floor joints.

     c.   Floor sealer.

     d.   Material testing.

     e.   Cafeteria and meeting room.

2.   Hardware allowance reduced to $150/door.

3. Utilize base building heat system as primary heat for proposed tenant warehouse/ manufacturing area.

4. One set of stairs for office area, egress stairs to be by tenant with tenant mezzanine.

5. Bradley wash sinks not included, lavatories can be reduced to one each and credited against two Bradley's.

                                  EXHIBIT "D"

STATE OF SOUTH CAROLINA    )
                           )
COUNTY OF SPARTANBURG      )

              DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS
                  AND EASEMENTS FOR FAIRFOREST BUSINESS PARK,
                        A BUSINESS AND INDUSTRIAL PARK

     THIS DECLARATION is made as of October 3, 1998 by By-Pass 85 Associates, LLC, herein referred to as "Declarant".

     The Declarant is the owner of a parcel of land, improved and unimproved, ("the Property"; also sometimes referred to herein as "the Park") being approximately 104.92 acres, more or less, lying along Interstate 85 in Spartanburg County, east of Blackstock Road, described in attached Exhibit "A".

     The Declarant now desires to establish for the Property a Declaration establishing restrictions for the planned development of the Property as more particularly stated herein.

                                   ARTICLE I

                              GENERAL PROVISIONS

     1.   Establishment of Restrictions. Declarant does hereby subject the
          -----------------------------
          Property to certain conditions, covenants and restrictions ("Restrictions"), upon and subject to which all of the Property shall be held, improved and conveyed in order to establish a general plan for the improvement, development and maintenance of the Property for use as an office, warehouse/distribution/manufacturing center park to be known and do business as "Fairforest Business Park".

     2.   Binding Covenants. The conditions, covenants and restrictions run with
          -----------------
          the land and shall inure to the benefit of and be binding upon and enforceable by Declarant, its heirs, personal representatives, delegatees, successors or assigns and all persons deriving title through Declarant.

     3.   Purpose of Restrictions. The purpose of these Restrictions is to
          -----------------------
          insure proper development and use of the Property as an office/warehouse/distribution/manufacturing park, to protect the Owner of each parcel against any improper development and use of surrounding parcels as will depreciate the value of any parcel, to prevent the erection on the Property of structures built of improper design or materials, to encourage the erection of appropriate improvements at appropriate locations, to prevent haphazard and inharmonious improvements, to secure and maintain proper setbacks from streets and adequate free spaces between structures, to enhance and protect the value, desirability and attractiveness of all the Property, and in general to provide adequately for a high type and quality of improvement of the Property in accordance with a uniform plan of development.

     4.   Definitions.
          -----------

          (a) "Declarant" shall mean the aforementioned and undersigned Declarant and all successors, assigns or delegatees who shall assume the obligations, and to whom Declarant, or its delegatee herein, shall specifically assign in writing the right to enforce these Restrictions.

          (b) "Signs" shall mean all names, insignia, trademarks and descriptive words or material of any kind affixed, inscribed, erected or maintained on the Property or on any improvement thereon.

          (c) "Regulations" shall mean (i) all present or future applicable laws, statutes, codes, ordinances, rules, regulations, limitations, orders, judgments or other requirements and subsequent amendments of any governmental authority having jurisdiction and (ii) these Restrictions and subsequent amendments of these Restrictions that may be enacted pursuant to Article I, paragraph 5 below.

          (d) "Submittals" shall include all documents required to be submitted to Declarants for approval pursuant to Article X, paragraph 1 below.

          (e) "Owner" shall include the record owner (including Declarant) of a lot or Parcel (as defined herein), lessees, tenants, licensees, occupants, or any other person or business entitled to or in physical possession of the Property or any portion thereof. Any duty or responsibility of the "Owner" set forth herein shall apply jointly and severally to the record owner regardless of the occupancy of the lot and Owner shall remain liable to perform all such duties and responsibilities.

          (f) "Parcel" shall designate a subdivided portion of the Property, as may be permitted herein, and shall be deemed a Parcel for purposes herein upon the recordation of a plat on the subdivided portion or Parcel and with the present intent by its Owner to develop a building improvement on that portion or Parcel.

     5. Declarant has delegated to Johnson Development Associates, Inc. ("JDA"), the sole and exclusive authority to act for Declarant in respect to the Restrictions or any provisions herein. JDA on behalf of Declarant may, for the best interest of the Owners, transfer its authority to the Owners as an Owners Association at any time if JDA on behalf of Declarant deems this to be in the best interest of the Property. At such time as Declarant and/or JDA on behalf of Declarant no longer have an interest in any Property contained within the Park, JDA on behalf of Declarant shall upon its own initiative or upon request of the owners of a majority of the Property in the park (a majority of the Property being determined on a square footage land basis) make such a transfer. Any such transfer shall be in writing and recorded in the public records of Spartanburg County.

                                  ARTICLE II

                              USE AND OPERATIONS

     1.   Use. The Property shall be used for industrial, manufacturing,
          ---
          warehousing, distribution, commercial or office purposes, as limited herein.

     2.   Permitted Operations and Uses. The admission of any operation to
          -----------------------------
          Fairforest Business Park, hereinafter referred to as "Park", shall be in compliance with zoning and environmental regulations as set forth by local, state and federal regulatory agencies. Any operation and use will be permitted if it is performed or carried out entirely within a building that is so designed and constructed that the enclosed operations and uses do not cause or produce any of the following effects, discernable at any other Parcel of the Property or affecting any adjacent Parcel of the Property (except during periods when breakdown of equipment occurs in such a manner as to make it evident that the effect was not reasonably preventable), unless otherwise specifically prohibited herein and as follows, (collectively the "Prohibited Effects"):

          (a) Vibration, noise, sound or disturbance which is reasonably objectionable due to shrillness or loudness.

          (b) Smoke of a shade as dark or darker than that designated as No. 2 on the Ringelwann Chart, as published by the United States Bureau of Mines, for a period of three (3) minutes in any one (1) hour.

          (c)  Obnoxious odors.

          (d)  Dust, dirt or fly ash.

          (e) Any emission of odorous, noxious, caustic, or corrosive matter, whether toxic or non-toxic.

          (f)  Unusual fire or explosion hazard.

          (g)  Any public or private nuisance.

          (h) Any lighting, light source, brightness or glare which is not shielded and substantially confined within site or boundaries.

          (i) Any electro-mechanical or electro-magnetic disturbance or radiation.

          (j)  Any air or water pollution.

          JDA on behalf of Declarant reserves the right to permit operation and use in other than enclosed spaces provided (a) JDA on behalf of Declarant deems such use or operation not to be feasible within enclosed areas and (b) provided further that such unenclosed use or operation shall nevertheless comply with all requirements of Article II and shall not produce any of the Prohibited Effects, and (c) provided further that such unenclosed operation or use shall be adequately and properly screened from view from roadways in or around the Park and from other Parcels. Before any such unenclosed use or operation shall be permitted, formal action by JDA on behalf of Declarant shall be effected in accordance with Article XI of this instrument.

     3.   Prohibited Operations and Uses. The following operations and uses
          ------------------------------
          shall not be permitted on any of the Property subject to these
          Restrictions:

          (a)  Hazardous waste disposal or permanent storage;

          (b)  Labor camps;

          (c) Trailer courts, mobile home courts, camping or recreations vehicles;

          (d) Drilling for and/or removal of oil, gas or other hydrocarbon substances;

          (e)  Junk yards or landfills.

          (f) Mining or commercial excavation of building or construction materials unless utilized in on-site construction;

          (g)  Distillation of bones;

          (h) Dumping, disposal, incineration or reduction of garbage, sewage, offal, dead animals or refuse;

          (i)  Fat rendering;

          (j)  Stockyard, raising, or slaughter of animals;

          (k)  Tanning or curing of leather goods;

          (l)  Freight terminals or truck terminals;

          (m) The manufacture, sale, rental, repair or storage of heavy equipment, buses, trucks, trailers, automobiles, recreational vehicles and mobile or trailer homes outside of any building;

          (n) Unscreened outdoor storage or outdoor fabrication of any machinery, parts, material, supplies or products;

          (o) Junkyards, scrap metal yards and any use involving the storage or processing or wrecked or junked motor vehicles or materials;

          (p) Overnight parking of campers, mobile homes, boats, trailers or motor homes, except those of an Owner's contractors and subcontractors during the period of construction improvements;

          (q) Erection and maintenance of structures of a temporary nature, except those of an Owner's contractors and subcontractors during the period of construction of improvements;

          (r) Jails, prisons, labor camps, penal, detention or correction facilities or farms;

          (s)  Cemetery or mausoleum;

          (t)  Racetracks, raceways and drag strips;

          (u) Massage parlors, topless night clubs or similar business operations;

          (v)  Refining of petroleum or its products;

          (w)  Smelting of iron, tin, zinc or other ores;

          (x) Petroleum storage, other than as may be reasonably necessary for the occupants' normal business operations, but the occupants may not engage in petroleum storage as a primary purpose of its business;

          (y)  Fertilizer manufacture;

          (z)  Coal or wood yard;

          (aa) Manufacture or storage of explosives or fireworks;

          (bb) Auction, public sale, flea market, yard sale or other similar operations or other auction house operation;

          (cc) Bingo or other gambling or game of chance operations;

          (dd) Commercial or non-commercial recreational, athletic, sporting or racing activities;

          (ee) Entertainment, theatrical presentations or performance, and

          (ff) Permanent residential uses such as houses, apartments and condominiums.

                                  ARTICLE III

                            SET BACK AND SIDE YARD

     The front orientation of all buildings shall be stated on the construction and site plans submitted to JDA on behalf of Declarant for approval. Any reasonable questions of orientation shall be resolved by JDA on behalf of Declarant. Front orientation of all buildings shall be a minimum of 110 feet from the road right of way of John Martin Road. In instances where a building is constructed on a corner lot, the side orientation of the building shall be a minimum of 50 feet from the road right of way. No building or structure shall be located closer than fifty (50) feet to any side property line to ensure that an open area of at least fifty (50) feet shall exist between all adjacent but separately owned improvements, both side and rear. Access drives shall be no greater than twenty-four (24) feet wide, unless approved in writing by JDA on behalf of Declarant. Turn-in- radii at intersection with road will not be less than forty-five (45) feet without prior written approval by JDA on behalf of Declarant. These set back and side yard requirements may be waived by JDA in specific instances where it feels that conditions exist as would warrant such deviation.

                                  ARTICLE IV

                                   BUILDING

     1. All building improvements shall be constructed of masonry, precast concrete panels, tilt-up concrete panels, stucco, its equivalent or better.

     2. Accessory buildings shall not be located nearer the street than the rear of the main buildings and shall be constructed consistent with the construction and color of the main buildings.

     3. Loading docks shall not be on the front of the main building. Provided, however, that JDA on behalf of Declarant may in its discretion grant a variance to this provision in special instances (i.e., topography); however, in such instances special screening must be provided.

                                   ARTICLE V

                       SITE LANDSCAPING AND MAINTENANCE

     1. All building sites shall have a landscape plan approved in writing by JDA on behalf of Declarant. Such approval shall not be unreasonably withheld. The landscape plan shall develop the site attractively with lawn, trees, shrubs and other plantings. Plantings, consistent with the plans shall be made within three (3) months of building completion, or at the first date of recommended planting for the particular species. Further, each owner shall take all reasonable steps to insure the survivability of its landscaping, including fertilizing and watering when and where necessary.

     2. The upkeep and maintenance of all buildings and other improvements on each Parcel shall be kept in a safe, clean, healthful and presentable condition at all times. Should Owner fail to maintain its Parcel and improvements at a minimum standard as reasonably determined by JDA on behalf of Declarant, JDA on behalf of Declarant shall have the right to undertake such maintenance on behalf of Owner and charge and collect all such expenses from Owner under the provisions of Article XIII.

     3. The removal of debris, rubbish, trash, excess dirt, industrial wastes, garbage and any other unsightly material from a Parcel shall be done by the Owner and may be enforced under Article XIII.

     4. JDA, on behalf of the Declarant and each parcel Owner and Tenant, shall contract for the provision of lawn, grounds and planting care for each Parcel in the Park and for the Common Facilities. The contracts shall insure that the Park and the improved Parcels are maintained uniformly in a neat, orderly, and attractive manner and shall at a minimum include regular grass cutting, edge trimming (weekly during the growing season); regular fertilizing of grassed areas, trees and shrubs; aeration and overseeding of grassed areas; sprinkler system maintenance; pre and post emergent herbicide applications; mulching; shrub and tree trimming as required; leaf collection; pavement sweeping; insect and disease control and such other essential services. JDA shall select the contractor or contractors which it feels can best maintain the grounds to the appropriate standard. The Owner or Tenant of a Parcel shall not be entitled to contract with another Contractor for the provisions of the same services without the expressed written permission of JDA, which permission JDA can deny, in its discretion. JDA shall provide a copy of the maintenance contract(s) to the Owner or Tenant and it shall be the responsibility of the Owner or Tenant, as the case may be, to promptly comply with the contract as to its Parcel and make prompt payment to the Contractor. In the event the Owner fails within five (5) days of written notice by JDA on behalf of Declarant or another Owner to comply with its landscape maintenance contract, then JDA, on behalf of Declarant or such other Owner(s), shall have the right, privilege and license to enter upon the premises and make any and all corrections or improvements that may be necessary, and, shall assess the total expense upon the Owner and/or Tenant to meet such standards plus an administrative fee of ten percent (10%) payable to JDA. If the Owner fails within thirty (30) days to reimburse such total expense to JDA on behalf of Declarant or such other Owner, then the Owner shall be responsible for all additional costs, expense, and administrative fees and reasonable attorney's fees incurred in an effort to enforce collection, whether by legal action or negotiation.

                                  ARTICLE VI

                            PARKING AND MANEUVERING

     1. Parking spaces and driveways shall be paved with concrete, asphalt, their equivalent or better and be properly maintained without potholes, broken pavement or mud areas.

     2. No parking will be permitted on streets or highways and all parking shall be more than ten (10) feet back of the curb line of John Martin Road.

     3. Parking spaces and driveways will be subject to landscaping requirements of Article V. All parking areas shall conform to any applicable zoning or other requirements of any governmental agency having jurisdiction of the same.

     4. Parking spaces and truck docks shall be so located that maneuvering in streets or highways will not be necessary.

     5. Curb and gutter sections at entrances and exits to building sites are to match in size, quality and material on existing curb and gutters.

                                  ARTICLE VII

                                OUTSIDE STORAGE

     1. No outside storage will be permitted on the front of any parcel nor within thirty (30) feet of any property line.

     2. Outside non-vehicular or machinery storage areas shall be screened as provided in number 3 below.

     3. Any outside storage or parking of vehicles (other than employees or automobiles), machinery or heavy equipment, or other unsightly devices or apparatus will be permitted only if screened by earth berms or plants or fencing which is in compliance with Article XI(1) so as to substantially isolate such storage from view from roadways in or around the Park and from other Parcels.

                                 ARTICLE VIII

                              NUISANCE ABATEMENT

     1. Accepted smoke, emission, and odor abatement practice shall be followed to eliminate all smoke and objectionable odors as required by
          Article II, Section 2(b).

     2. Noise suppression devices shall be used where unusual operating noise can be heard as specified herein more than 150 feet beyond the property line of any parcel as required by Article II, Section 2(a).

                                  ARTICLE IX

                                     SIGNS

     1. Neon-flashing signs, animated signs, billboards and all objects of an unsightly nature are hereby prohibited. Signs which properly identify the business or product of the industrial occupant are permitted but must meet the approval of JDA on behalf of Declarant not to be unreasonably withheld.

     2. Signs erected between the main building and the street shall not exceed the following dimensions:

          (a)  Identifying signs:   ___ square feet
          (b)  Directional signs:   ___ square feet

     3.   All signs must be in keeping with the general character of the Park.

     4. Final size, design and lighting of all signs or any requested variance thereto shall be the subject to approval by JDA on behalf of Declarant, the criteria being the relationship between the size of sign to the size of the building, visibility and the quality of the sign.

     5. Nothing herein shall prevent the erection of appropriate nonconforming signs by JDA on behalf of Declarant to identify and/or advertise the Property.

                                   ARTICLE X

                                  FILLED LOTS

     No representation is made by either JDA on behalf of Declarant or Declarant as to the condition and quality of the soil on any lot or Parcel of the Property. All prospective purchasers of lots or Parcels shall be presumed to have examined and inspected a lot in detail prior to closing and to have determined the location and extent of any fill upon said lot or Parcel. Subsurface exploration of site in regard to fill, suitability of soils, ground water and other site investigation shall be the responsibility of Owner. No building shall be erected on any lot or Parcel until the Owner or the Owner's contractor shall have definitely determined firm footings.

The building line upon the plat is not a representation that any determination has been made as to the suitability of building. All grantees shall be presumed to have read these restrictive covenants.

                                  ARTICLE XI

                               APPROVAL OF PLANS

     1.   Approval of Plants and Specifications. Before commencing the
          -------------------------------------
          construction or alteration of any building, enclosure, fences (vinyl coated chain-length fencing may be permissible if approved), but only in rear portions of any parcel, loading docks, parking facilities, storage yards or any other structures and signage on or to any Parcel, the Owner of such Parcel shall first submit site plans, including storm water and erosion control plans, building plans and specifications and landscape plans to JDA on behalf of Declarant for its written approval, which approval shall not be unreasonably withheld. In the event that JDA on behalf of Declarant shall fail to approve or disapprove such building plans, specifications or site plans within thirty (30) days after they have been submitted to JDA on behalf of Declarant, such approval will not be required and this covenant will be deemed to have been complied with.

     2.   Basis of Approval. Without limiting the generality of the foregoing,
          -----------------
          JDA on behalf of Declarant may disapprove any Submittals which are not in harmony or conformity with other existing or proposed improvements on or in the vicinity of the Parcel, or with Declarant's master utility, circulation or general aesthetic or architectural plans and criteria for the Parcel, the Property and general areas in which the Parcel is located, including, but not limited to, such matters as adequacy of Parcel and improvement dimensions or external structural appearance, relation of topography, grade and elevation of the Parcel being improved with neighboring sites and nearby streets, and the effect of location and use of improvements in neighboring sites, improvements or operations.

     3.   Exculpation. Neither JDA on behalf of Declarant nor Declarant shall be
          -----------
          liable in damages to anyone making Submittals as provided herein, or to any Owner, licensee or other person subject to or affected by these Restrictions, on account of (i) JDA on behalf of Declarant giving approval or disapproval of any Submittal, whether or not defective;
          (ii) any construction, performance or nonperformance by an Owner of any work on the site of improvements, whether or not defective; (iii) any construction, performances or nonperformance by an Owner of any work on the site of improvements, whether or not pursuant to the approved Submittals; (iv) any mistake in judgment, negligence, action or omission relative to the exercise by JDA on behalf of Declarant of Declarant's rights, powers and responsibilities hereunder; and (v) the enforcement or failure to enforce any of these Restrictions. Every person who makes Submittals to JDA on behalf of Declarant for approval agrees by reason of such Submittal, and every Owner of a Parcel, improvements or any portion thereof agrees by acquiring title or an interest therein, not to bring any suit or action against JDA on behalf of Declarant or Declarant seeking to recover any such damages. The approval of any Submittal shall not constitute the assumption of any responsibility by, or impose any liability upon, JDA on behalf of Declarant or Declarant or their representative as to the accuracy, efficacy or sufficiency thereof.

                                  ARTICLE XII

                     COMPLIANCE WITH RULES AND REGULATIONS

     The Owner, whether the occupant or not, of any site, lot or Parcel shall at all times keep the premises, buildings, improvements and appurtenances in a safe, clean, wholesome condition and comply in all respects with all government, health, fire and police requirements and regulations, and any Owner will remove, at his or its own expense, any rubbish, trash or debris of any character whatsoever which may accumulate on said Parcel, site or lot. In the event the Owner fails within five (5) days of written notice by JDA on behalf of Declarant or another Owner to comply with any or all of the aforesaid Restrictions, specifications and/or requirements, then JDA, on behalf of Declarant or such other Owner, shall have the right, privilege and license to enter upon the Parcel and make any and all corrections or improvements that may be necessary, and, shall assess the total expense upon the Owner to meet such standards plus an administrative fee of twenty percent (20%) payable to JDA. If the Owner fails within thirty (30) days to reimburse such total expense to JDA on behalf of Declarant or such other Owner, then the Owner shall be responsible for all additional costs, expenses and administrative fees, and reasonable attorney's fees incurred in an effort to enforce collection, whether by legal action or negotiation.

                                 ARTICLE XIII

                                  ENFORCEMENT

     1.   Waiver of Unintentional Violation. JDA, on behalf of Declarant, may
          ---------------------------------
          waive any unintentional and minor violation of these restrictive covenants by appropriate instrument in writing; provided, however, that such violation shall not permanently and adversely alter the overall character and scheme of development in the Park.

     2.   Waiver. No waiver by JDA on behalf of Declarant of a breach of any of
          ------
          these Restrictions and no delay or failure to enforce any of these Restrictions shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other of these Restrictions. No waiver by JDA on behalf of Declarant of any breach or default hereunder shall be implied from any omission by JDA on behalf of Declarant to take any action on account of such breach or default if such breach or default persists or is repeated, and no express waiver shall affect a breach or default other than as specified in said waiver. The consent or approval by JDA on behalf of Declarant to or of any act by an Owner requiring JDA on behalf of Declarant's consent or approval shall not be deemed to waive or render unnecessary JDA on behalf of Declarant's consent or approval to or of any subsequent similar acts by Owner.

     3.   Who May Enforce. If any Owner, as defined herein, shall violate or
          ---------------
          attempt to violate any of the covenants, Restrictions and conditions set forth herein, it shall be lawful for JDA, on behalf of Declarant, or other record Owner, to prosecute any proceedings at law or equity against the person or persons violating or attempting to violate any such covenant, restriction or condition and either prevent him/it from so doing or to recover damages or other costs, expenses and attorney's fees for such violation. Any person or persons acquiring, whether by purchase, gift or otherwise, any Parcel to which these covenants, Restrictions and conditions apply, shall be deemed to have consented to the terms hereof, including the payment of reasonable attorney's fees incurred by any proper person in any proceeding to enforce compliance with these said conditions, covenants or Restrictions.


                                  ARTICLE XIV

                                   EASEMENTS

     1.   General Power to Grant Easements. JDA, on behalf of Declarant, shall
          --------------------------------
          have the right, in their reasonable discretion, to grant easements over, through, across and under any of the Property for the purposes of all electric, water, sewer, storm water, gas, telephone, cable television, security systems and all other utilities necessary or desirable, whether for the benefit of any building site or for the Property used in common; provided such easements do not interfere with existing improvements constructed, or in the process of being constructed, or on the business then being conducted on such Property, on the building sites or materially interfere with the future construction of improvements on the building sites. Once established, no structure, planting or other construction shall be placed within such easements or permitted to remain within such easement which may interfere with the installation and maintenance of utilities or which may change the direction or flow of drainage channels in the easements or which may obstruct or retard the flow of water through the drainage channels in the easements. The easement area of each lot and all improvements in it shall be maintained by the then Owner of the lot, except for those improvements for which a public authority or utility company is responsible.

                                  ARTICLE XV

                            PERIOD OF EFFECTIVENESS

     The above covenants shall be in effect for a period of twenty (20) years from date of execution hereof and shall automatically renew for successive periods of ten (10) years each, twenty (20) years from this date; unless, however, that at any time within two (2) years before the expiration of said period, the then Owners of two-thirds (2/3) of land area in the Park exclusive of Common Areas may, by written declaration, signed and acknowledged by them and recorded in the deed records in the RMC Office for Spartanburg County, terminate such Restrictions, conditions and covenants.

                                  ARTICLE XVI

                            ALTERATION AND CHANGES

     This Declaration may be amended, modified or terminated only by an instrument duly recorded in the Register of Deeds Office for Spartanburg County signed by (i) the affirmative vote of record Owners representing seventy-five percent (75%) of the square footage in the buildings in the Park as then existing (ii) the Declarant, so long as Declarant owns any portion of the subject Property and (iii) any first priority mortgage holder in the Property and (iii) any first priority mortgage holder in the Property or any portion of the Property which said Property or portion is further restricted by the amendment, modification or termination, and said first priority mortgage holder requires such first priority mortgage instrument of public record granting the first priority security interest.

     The Restrictions of this Declaration are intended to be superior to the lien, security interest or charge of any mortgage made in good faith and for value affecting or any portion thereof, or any improvement now or hereafter placed thereon. However, a breach or violation of any of the Restrictions or easements hereof shall not defeat or render invalid the lien or charge of any such mortgage. The superiority of this Declaration shall be limited to the extent that the title to any Property or portion thereof acquired through sale under foreclosure shall be subject to the Restrictions and this Declaration affecting the Property by virtue of the recordation of this Declaration.

                                 ARTICLE XVII

                             CHANGE OF MASTER PLAN

     JDA, on behalf of Declarant, intends to develop the Property in accordance with a Master Plan. JDA, on behalf of Declarant, reserves the right periodically to review and modify the Master Plan at its sole option. The Master Plan shall not bind JDA on behalf of Declarant, their successors and assigns, to adhere to said plan, nor shall JDA, on behalf of Declarant, be required to follow any predetermined sequence or order of development.

                                 ARTICLE XIII

                               ADDITIONAL LANDS

     JDA, on behalf of Declarant, may bring within these Covenants, Restrictions and Conditions additional lands and develop same before completing the development of the Property. JDA, on behalf of Declarant, shall have the full power to add to, subtract from and make changes in the Master Plan. Additional lands, including property not owned by JDA on behalf of Declarant or Declarant at the time of recording of this Declaration, may be made subject to, but not limited to, this Declaration by filing a Supplemental Declaration with respect to the additional property which shall extend the operation and effect of the covenants and Restrictions of the Declaration to such additional property. A Supplemental Declaration may contain additions and modifications of the covenants and Restrictions contained in this Declaration as may be necessary or convenient in the judgment of JDA on behalf of the Declarant to reflect the different character, if any, of the added properties.

                                  ARTICLE XIX

                       CONNECTION OF ROADS AND UTILITIES

     JDA, on behalf of Declarant, its successors and assigns, shall have the right, without the consent of the Owners, to connect and extend roads and any and all services and utilities from any part of the Property to adjacent or nearby property of third parties and to allow owners of property in such adjacent or nearby property to use such roads for ingress and egress to a public road and to connect to such utilities and services.

                                  ARTICLE XX

                                 RESUBDIVISION

     1. No Parcel shall be subdivided or its boundary line changed without the consent of JDA on behalf of Declarant; provided any two or more Parcels may be combined (and later subdivided back into the original Parcels so long as Article III is not violated).

     2. Declarant, through JDA on behalf of Declarant, hereby expressly reserves to themselves, their successors and assigns, the right to subdivide, resubdivide or replat any part of the Property or Parcel it owns shown on any plat in order to create a modified building lot or lots, and to take such other steps as are reasonably necessary to make such replatted lot suitable and fit as a building site to include, but not be limited to the relocation of easements, walkways, rights of way, roads and other amenities to conform to the new boundaries of said replatted lots, provided that no lot originally shown on the recorded plat is reduced under this Article XXI to a size more than twenty percent (20%) smaller than the smallest shown on the first plat of the subdivision section recorded in the public records.

                                  ARTICLE XXI

                            COMMON AREA ASSESSMENT

     There shall be imposed against each Parcel and its Owner the obligation to pay quarterly assessments for the maintenance and upkeep of the "Common Facilities" as defined below. The quarterly assessment, together with interest and collection fees, if any, shall be a charge on each lot and each Owner thereof and shall only be subordinate to ad valorem tax liens and valid mortgages. Each assessment, together with interest, costs and reasonable attorneys fees shall also be the personal obligation of the person or entity that owned any such lot at the time the assessment fell due. The assessments levied shall be used exclusively to promote the health, safety and welfare of the Owners and shall include all costs and expenditures incurred by Declarant in maintaining and operating the common areas of Fairforest Business Park, including, but not limited to: road sweeping and patrol, snow removal, road repairs and maintenance, including patching, resurfacing and repainting, common area lighting (following initial installation by Declarant at Declarant's cost), entrance sign lighting (following initial installation by Declarant at Declarant's cost) and maintenance, security, landscape maintenance and repair, including replacing and renovation of plant material, irrigation expenses (following initial installation by Declarant at Declarant's cost), maintenance of the storm water drainage and retention system, and other such similar expenses that serve to enhance the beauty and ability of the Park. Declarant may enter into reasonable contracts for the provision of said services. An Owner's share of the common area expenditures shall be based on the respective Owner's prorata share of the same, to be calculated by multiplying the total expenditures by a fraction, having as its denominator all the acreage in the Park (excluding acreage in the Common Facilities) and having as its numerator the total acreage contained in the Property owned lease or otherwise controlled by the respective Owner. Total expenditures and Owner's share shall be calculated by JDA on behalf of Declarant and submitted with a statement of account (quarterly or annually at JDA's election, on behalf of Declarant) to Owner. Owner shall make payment within ten (10) days of submittal. JDA on behalf of Declarant may elect to have Owner pay its estimated share of such expenses on a monthly or quarterly basis based on anticipated expenses. Adjustment to the estimated share of such expenses shall be made in February of each year. "Common Facilities" are defined as the entrance and secondary roads including shoulders and adjacent landscaped and/or grassy banks, the drainage ways and retention area, the woodlands, the entrance areas including all landscaping and signage area, the signage of the Park as more clearly shown on attached Exhibit "B". Each Owner shall have the right to examine, audit and copy the books and records regarding the assessments and its estimated share of such assessments. JDA shall be permitted to change and receive an administrative fee of five percent (5%) of the face amount of such contracts as it administers for the provision of services to Owners or Tenants of the Property or individual parcels within the Park.

                                 ARTICLE XXII

                                 SEVERABILITY

     If any one or more of these covenants, Restrictions or conditions shall be held void or unenforceable by judgment or court order, such judgment or court order shall in no way affect any of the other remaining provisions which shall remain in full force and of effect, they being expressly acknowledged and agreed to be obligations severable and independent in nature.

                                 ARTICLE XXIII

                             SCOPE OF RESTRICTIONS

     These conditions, covenants and Restrictions apply only to the lots designated upon the above referred to plat and specifically do not apply to any other properties of Declarant adjoining said lots. Declarant specifically reserves the right to hereinafter determine the status of said unsubdivided properties.

                                 ARTICLE XXIV

                           MISCELLANEOUS PROVISIONS

     1.   Constructive Notice and Acceptance. Every Owner who now or hereafter
          ----------------------------------
          owns or acquires any right, title or interest in or to any portion of said Property is and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this Declaration is contained in the instrument by which such person acquired an interest in said Property.

     2.   Mutually, Reciprocity, Runs with Land. All Restrictions, conditions,
          -------------------------------------
          covenants and agreements contained herein are made for the direct, mutual and reciprocal benefit of each and every part and parcel of the Property; shall create reciprocal rights and obligations between the respective Owners of all parcels and privity of contract and estate between all Owners of said parcels, their heirs, successors and assigns, operate as covenants running with the land for the benefit of all other parcels; provided, however, that the provisions of this Declaration shall only be enforced by JDA on behalf of Declarant or its assigns.

     3.   Captions. The paragraph headings or captions used herein are for
          --------
          convenience only and are not a part of this instrument and do not in any way limit, define or amplify the scope or intent of the terms and provisions hereof.

     4.   Notices. All notices, consents, requests, demands and other
          -------
          communications provided for herein shall be in writing and shall be deemed to have been duly given if and when personally served or twenty-four (24) hours after being sent by United States registered mail, return receipt requested, postage prepaid, to the intended party or its last known address.


     IN WITNESS WHEREOF, Declarant has caused this instrument to be executed this ___ day of ____________, 1998.

                                        OWNER AND DECLARANT:

                                        BY-PASS 85 ASSOCIATES, LLC

______________________________          By: ______________________________(SEAL)
                                        Name: __________________________________
______________________________          Its: ___________________________________


                                        DELEGATEE:

                                        JOHNSON DEVELOPMENT ASSOCIATES, INC.

______________________________          By: ______________________________(SEAL)
                                        Name: __________________________________
______________________________          Title: _________________________________

STATE OF SOUTH CAROLINA    )
                           )                      PROBATE
COUNTY OF SPARTANBURG      )

     Personally appeared before me the undersigned witness, who on oath states that (s)he saw the within named BY-PASS 85 ASSOCIATES, LLC, a South Carolina Limited Liability Company, sign, seal and deliver the within DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS FOR FAIRFOREST BUSINESS PARK, A BUSINESS AND INDUSTRIAL PARK, and that (s)he with the second witness, witnessed the execution thereof.


                                        _______________________________________

Sworn to before me this ____
day of _____________, 1998.

______________________________(SEAL)
Notary Public for South Carolina
My commission expires: ___/___/___


STATE OF SOUTH CAROLINA    )
                           )                      PROBATE
COUNTY OF SPARTANBURG      )

     Personally appeared before me the undersigned witness, who on oath states that (s)he saw the within named JOHNSON DEVELOPMENT ASSOCIATES, INC., sign, seal and deliver the within DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS FOR FAIRFOREST BUSINESS PARK, A BUSINESS AND INDUSTRIAL PARK, and that
(s)he with the second witness, witnessed the execution thereof.

                                        _______________________________________

Sworn to before me this ____
day of _____________, 1998.

______________________________(SEAL)
Notary Public for South Carolina
My commission expires: ___/___/___

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION

                           FAIRFOREST BUSINESS PARK

All that tract or parcel of land, located in the County and State aforesaid on the north side of Interstate 85 By-Pass, containing 104.92 cres, more or less, and being more particularly shown on plat of survey entitled "Johnson Development (Martin Property)" made by Freeland-Clinkscales-Cannon and Associates, Inc. dated May 24, 1996 and recorded on June 10, 1996 in Plat Book 134 page 103 in the Register of Deeds Office for Spartanburg County, to which plat reference is hereby made for a more complete and perfect description.

This being the same property conveyed to By-Pass 85 Associates, LLC by deeds of John L. Martin, Jr. co-trustee in Deed Book 64H page 868, Abner B. Martin as Trustee in Deed Book 64H page 870; Ethel Dobson Martin as Trustee in Deed Book 64H page 872 and Ethel Dobson Martin as Trustee in Deed Book 64H page 874, which deeds were recorded on June 7, 1996.

                           CONSENT AND SUBORDINATION
                           -------------------------

     The undersigned (i) is the holder of a first priority security interest by virtue of a mortgage recorded in REM Book 1962, page 670 in the Spartanburg County Register of Deeds Office, in certain property burdened by that certain Declaration of Covenants, Conditions, Restrictions and Easements For Fairforest Business Park (collectively the "Declaration"); and (ii) hereby subordinates the lien of said Mortgage in and to the Declaration, so that the Declaration shall be paramount and superior to the security interest of the undersigned; Except as subordinated hereby, the aforedescribed mortgage recorded in REM Book 1962, Page 670 shall remain in full force and effect.

     IN WITNESS WHEREOF, this ____ day of ______________, 1998.

                                        NATIONSBANK OF SOUTH CAROLINA, N.A.

______________________________          By: ______________________________(SEAL)

______________________________          Its: ___________________________________



STATE OF SOUTH CAROLINA                 )
                              )                   PROBATE
COUNTY OF SPARTANBURG         )

     PERSONALLY appeared before me the undersigned witness who on oath states that (s)he saw the within named NATIONSBANK OF SOUTH CAROLINA, N.A., by _________________, its ___________________, sign, seal and deliver the within
Declaration, and that (s)he with the other witness, witnessed the execution thereof.


                                        ________________________________________

SWORN to before me this _____
day of ______________, 1998.

                               GUARANTY OF RENT
                               ----------------

     In consideration of the execution of the foregoing Lease between BY-PASS 85, a South Carolina Limited Liability Company, as Landlord, and HOKE, INC., as Tenant, the undersigned, their heirs/successors and assigns, hereby covenant and agree to and with the Landlord, and the said Landlord's legal representatives, successors and assigns, that if default at any time be made by the said Tenant in the payment of the rent on the Tenant's part to be paid, the undersigned will well and truly paid the said rent or any arrears thereof that may remain due unto the said Landlord.

     With respect to any assignment of the foregoing lease to which the Landlord gives consent, which shall not be unreasonably withheld, Landlord agrees to release the undersigned from their obligations under this Guaranty; provided the
                                                                    --------
Landlord is provided with substitute individual personal guarantors or corporate guarantors satisfactory to Landlord. Such proposed new guarantors shall execute all documents deemed necessary by Landlord so as to assure that in the event of default, Landlord shall have personal jurisdiction over said guarantors and venue in the state courts of general jurisdiction in the County of Spartanburg, State of South Carolina.

     Notices. All notices and other communications hereunder may be in writing
     -------
and shall be delivered personally or may be sent by registered mail, certified mail, or express mail service, postage prepaid and return receipt requested, or by nationally utilized overnight delivery service, addressed to the undersigned at the address stated below its signature or such address as the undersigned may provide to the Landlord in writing from time to time.

     This Guaranty shall be construed in accordance with the laws of the State of South Carolina. In the event legal proceedings should hereafter be instituted by one of the parties hereto against the other pertaining to this Guaranty or the rights and obligations of the parties hereunder, it is agreed and stipulated that the jurisdiction and venue for any and all such lawsuits lie exclusively in the County of Spartanburg in the State of South Carolina.

     DATED this 10th day of November, 1998.

WITNESSES:                              WATTS INDUSTRIES, INC.

/s/ [SIGNATURE ILLEGIBLE]^^             By:    /s/ [SIGNATURE ILLEGIBLE]^^
------------------------                     -----------------------------------
                                        Its:  Chief Financial Officer
                                             -----------------------------------
/s/ [SIGNATURE ILLEGIBLE]^^
------------------------
                                        Attest: /s/ [SIGNATURE ILLEGIBLE]^^
                                                --------------------------------
                                        Its:     Asst. Secretary
                                             -----------------------------------

                              ADDRESS: 815 Chestnut Street
                                       North Andover, MA 01845

       [LETTERHEAD OF JOHNSON DEVELOPMENT ASSOCIATES, INC. APPEARS HERE]



November 10, 1998

Mr. Barry Taylor
Hoke
899 Simuel Road
Spartanburg, SC 29305

RE:  Right of Refusal on Adjacent Expansion Area

Dear Barry:

Please allow this letter to serve as confirmation of Hoke's right of first refusal on the adjacent land to the Premises ("Adjacent Land") necessary to accommodate an expansion of up to 200,000SF and additional employee parking areas necessary as a result of the expansion. The Adjacent Land will be combined with Hoke's existing land and replatted to form one lot or parcel in order that the expansion may be directly connected to Hoke's existing leased building. By-Pass 85, LLC confirms that the Lease Agreement and applicable Declaration of Covenants either permit such expansion and replatting or will be amended by By-Pass 85, LLC at such time so as to permit it.

As an additional inducement for Hoke to enter into the Lease Agreement with By-Pass 85, LLC, Hoke shall have the following Rights of First Refusal:

1. Hoke shall have the right to match any bonafide offer to purchase, lease or otherwise develop the Adjacent Land that is made by a third party, at arm's length and which offer is acceptable by By-Pass. In the event of such acceptable bonafide third party offer, By-Pass will give written notice to Hoke of such offer, which notice shall include the details of the bonafide offer including price, lease rates, lease term and conditions. Hoke shall have thirty (30) days within which to notify By-Pass of its intent to match the bonafide offer to purchase, lease or otherwise develop the land. Closing shall occur within forty-five (45) days of the date on which Hoke notifies By-Pass of its exercise of the Right of Refusal. Should Hoke fail to provide such notice or notifies By-Pass of its intent not to exercise its Right of Refusal within the thirty (30) day period, then By-Pass may proceed to sell, lease or permit the third party to develop the Adjacent Land in compliance with the terms and conditions of the bonafide third party offer without any obligation to Hoke. Should the bonafide offer from the third party not be consummated within 120 days from the date of notice from By-Pass, then Hoke's Right of First Refusal shall be renewed and the above procedures shall be followed.

2. Should By-Pass elect to develop the Adjacent Land for speculative purposes for its own or a related parties' account, then Hoke shall have the right to lease the Adjacent Land and the improvements planned by By-Pass at a rental rate per square foot of building space that is no greater than the prevailing fair market rental rates for new building space with similar uses and quality in the Greater Spartanburg area as may be verified at either party's discretion by an MAI appraiser. The length of the lease shall be negotiated in good faith between the parties. The other terms and conditions shall be as stated in the Lease Agreement. Upon By-Pass' decision to develop the property, By-Pass will give written notice to Hoke which notice shall include the details of the development of the Adjacent Land including building size and configuration. Hoke shall have thirty (30) days from receipt of By-Pass' notice within which to notify By-Pass of its intention to negotiate its expansion. The parties shall then have forty-five (45) days within which each shall negotiate in good faith for the Hoke expansion on the Adjacent Land. If the terms of such lease cannot be agreed upon within the forty-five (45) day period, then By-Pass shall have no obligation to Hoke to lease the Adjacent Land unless Hoke's Right of First Refusal is renewed as provided below. Should Hoke fail to provide notice to negotiate within the thirty (30) day period, then By-Pass shall have no obligation to Hoke to lease the Adjacent Land. Should By-Pass not contract for construction of improvements on speculation within one hundred fifty (150) days after By-Pass' notice to develop, then Hoke's Right of First Refusal shall be renewed and the above procedures shall be followed.

3. Should By-Pass 85, LLC elect to sell the Premises, Hoke shall have the right to match any bonafide offer that is made by a third party at arm's length and that is acceptable to By-Pass 85. By-Pass shall give Hoke written notice of the acceptable third party arm's length offer which notice shall include all of the terms of the offer and Hoke shall have 7 business days to match all of the terms and conditions of the offer. Any proposed transfer: 1) between any of the members of By-Pass 85 amongst themselves; 2) to any other Johnson Development umbrella entity; 3) that is part of a larger transfer of multiple properties to an unrelated third party in an arm's length transaction; 4) that is the result of a court mandated sale; 5) that is made for estate planning purposes shall be exempt from this Right of First Refusal. A transfer under items 1, 2 or 5 of this paragraph 3 shall not extinguish Hoke's Right of First Refusal and shall be binding on the transferee under items 1, 2 and 5.

The Rights of First Refusal stated in paragraphs 1, 2 and 3 are exclusive as to Hoke and its related companies and may not be assigned to any third party. Hoke may only exercise its right if it is in possession and occupancy of the Premises and is actively operating in the Premises and not in default under the Lease Agreement. These rights shall expire upon termination or expiration of the Lease Agreement.

Sincerely yours,

/s/ G. Garret Scott
G. Garrett Scott

GGS/hn

Acknowledged for Hoke:

By  /s/ [SIGNATURE ILLEGIBLE]^^
    ------------------------------

Its: President
    ------------------------------

Date: 11/10/98
      --------